SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 20, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-13)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-13. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-13 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-13 REMIC Pass-Through Certificates.

      On August 29, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 2001) as of August 1, 2001 of $261,128,163.70. The Mortgage Loans that are Relocation Loans, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 2001) as of August 1, 2001 of $60,567,555.62 and the Mortgage Loans are not Relocation Loans, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before August 1, 2001) as of August 1, 2001 of $200,560,608.08. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 472 and 154, respectively. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 7.392% and 6.918%, respectively. The weighted average remaining term to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 358.36 months and 358.67 months, respectively. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Group I Mortgage Loans or the Group II Mortgage Loans were originated prior to January 1, 2001 or November 1, 2000, respectively, or after August 1, 2001. The weighted average original term to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 359.43 and 360 months, respectively.

      None of the Group I Mortgage Loans or Group II Mortgage Loans has a scheduled maturity later than August 1, 2031. Each Group I Mortgage Loan and Group II Mortgage Loan had an original principal balance of not less than $50,000 and $220,000, respectively, nor more than $1,000,000 and $700,000, respectively. Group I Mortgage Loans and Group II Mortgage Loans having an aggregate Adjusted Balance of $11,447,797 and $6,825,264, respectively, as of August 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans and Group II Mortgage Loans as of August 1, 2001 was 70.7% and 75.7%, respectively. No more than $2,222,578 and $1,227,599, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 100%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Group I Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group I Mortgage Loans or of the aggregate Adjusted Balance of the Group II Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group II Mortgage Loans.

      At least 97% and 15%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 3% and 85%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 50% or 1%, respectively, of the Group I Mortgage Loans and the Group II Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group I Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 6;

      2.    such loans have an aggregate Adjusted Balance of $1,335,923;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 79.2%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 98.2%.

      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $774,316 and $199,786,292, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.625% and 7.395%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 359.00 months and 358.36 months, respectively.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 6.250%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $1,353,440 and $59,214,116, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 6.314% and 6.932%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 357.23 months and 358.70 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of August 1, 2001.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2001                               472                     $200,560,608


Total                              472                     $200,560,608
                                   ===                     ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 2                         $598,407

2001                               152                      $59,969,149


Total                              154                      $60,567,556
                                   ===                      ===========

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    434                     $185,556,888

Multi-family Dwellings*              2                         $892,172

Townhouses                           9                       $3,243,181

Condominium Units (one to four      13                       $5,098,836
stories high)

Condominium Units (over four         6                       $2,274,531
stories high)

Cooperative Units                    8                       $3,495,000


Total                              472                     $200,560,608
                                   ===                     ============


-----------

*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------


Detached houses                    146                      $57,532,122

Townhouses                           4                       $1,351,014

Condominium Units (one to four       3                       $1,253,170
stories high)

Condominium Units (over four         1                         $431,250
stories high)


Total                              154                      $60,567,556
                                   ===                      ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           470                     $199,668,436

2-family                             2                         $892,172


Total                              472                     $200,560,608
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           154                      $60,567,556


Total                              154                      $60,567,556
                                   ===                      ===========

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   5                         $531,038

$150,000 through $199,999            4                         $710,597

$200,000 through $249,999            1                         $229,838

$250,000 through $299,999           30                       $8,722,246

$300,000 through $349,999          128                      $41,829,208

$350,000 through $399,999           84                      $31,643,932

$400,000 through $449,999           75                      $31,715,694

$450,000 through $499,999           47                      $22,242,252

$500,000 through $549,999           21                      $10,936,759

$550,000 through $599,999           17                       $9,705,505

$600,000 through $649,999           21                      $13,266,791

$650,000 through $699,999           25                      $17,170,071

$700,000 through $749,999            5                       $3,549,385

$750,000 through $799,999            2                       $1,544,316

$800,000 through $849,999            0                               $0

$850,000 through $899,999            2                       $1,769,702

$900,000 through $949,999            0                               $0

$950,000 and over                    5                       $4,993,274


Total                              472                     $200,560,608
                                   ===                     ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$249,999 and under                   1                         $214,049

$250,000 through $299,999           22                       $6,389,543

$300,000 through $349,999           50                      $16,197,673

$350,000 through $399,999           28                      $10,469,427

$400,000 through $449,999           17                       $7,204,590

$450,000 through $499,999           12                       $5,740,094

$500,000 through $549,999            9                       $4,648,887

$550,000 through $599,999            5                       $2,859,030

$600,000 through $649,999            1                         $619,492

$650,000 and over                    9                       $6,224,771


Total                              154                      $60,567,556
                                   ===                      ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.625% - 7.000%                     43                      $17,854,511

7.001% - 7.500%                    329                     $141,137,709

7.501% - 8.000%                     98                      $40,571,388

8.001% - 8.250%                      2                         $997,000

Total                              472                     $200,560,608
                                   ===                     ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.125% - 6.500%                     10                       $3,544,015

6.501% - 7.000%                    100                      $39,725,489

7.001% - 7.500%                     43                      $16,941,071

7.501% - 7.625%                      1                         $356,981


Total                              154                      $60,567,556
                                   ===                      ===========

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   132                      $59,509,893

65.001% - 75.000%                  111                      $47,216,778

75.001% - 80.000%                  197                      $82,386,140

80.001% - 85.000%                    5                       $1,763,010

85.001% - 90.000%                   26                       $9,403,592

90.001% - 95.000%                    1                         $281,195


Total                              472                     $200,560,608
                                   ===                     ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------



65.00% and below                    22                       $8,325,237
65.001% - 75.000%                   32                      $14,430,735
75.001% - 80.000%                   80                      $30,986,321
80.001% - 85.000%                    2                         $638,468
85.001% - 90.000%                   14                       $4,999,184
90.001% - 95.000%                    4                       $1,187,611


Total                              154                      $60,567,556
                                   ===                      ===========

                           GEOGRAPHIC DISTRIBUTION OF
               GROUP I MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              1                         $346,300
Arizona                              7                       $3,419,059
Arkansas                             1                         $699,404
California                         148                      $65,209,164
Colorado                            14                       $6,166,568
Connecticut                         15                       $6,214,773
Delaware                             1                         $347,682
District of Columbia                 6                       $2,632,619
Florida                              5                       $2,107,504
Georgia                             21                       $8,326,457
Hawaii                               1                         $425,676
Idaho                                1                         $500,000
Illinois                            17                       $6,642,184
Indiana                              1                         $399,688
Kentucky                             1                         $404,070
Maine                                1                         $399,703
Maryland                            16                       $6,414,440
Massachusetts                       18                       $7,876,545
Michigan                             3                         $822,108
Minnesota                            4                       $1,606,914
Missouri                             8                       $3,070,056
Nevada                               2                         $547,820
New Jersey                          26                      $10,549,175
New Mexico                           1                         $314,772
New York                            64                      $28,300,773
North Carolina                      12                       $4,735,312
Ohio                                 1                         $320,000
Oregon                               1                         $349,216
Pennsylvania                         8                       $4,334,607
South Carolina                       4                       $1,535,624
Tennessee                            2                         $745,644
Texas                               26                      $11,080,494
Utah                                 3                         $782,371
Virginia                            24                       $9,885,098
Washington                           7                       $2,758,788
Wisconsin                            1                         $290,000


Total                              472                     $200,560,608
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP II MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Arizona                              2                         $615,455
California                          24                      $10,581,333
Colorado                             3                       $1,141,566
Connecticut                          8                       $3,537,663
Florida                              2                         $855,104
Georgia                              8                       $2,735,701
Illinois                             2                         $899,245
Indiana                              4                       $1,355,087
Kentucky                             1                         $322,719
Maryland                             3                         $942,607
Massachusetts                        7                       $3,138,174
Michigan                            14                       $5,727,930
Minnesota                            5                       $1,536,171
Missouri                             2                         $582,437
New Hampshire                        1                         $343,348
New Jersey                          15                       $6,160,970
New York                             3                       $1,249,664
North Carolina                       3                       $1,379,869
Ohio                                 2                         $675,438
Oklahoma                             1                         $377,690
Oregon                               1                         $492,000
Pennsylvania                         8                       $2,809,687
Rhode Island                         1                         $555,544
South Carolina                       1                         $309,000
Tennessee                            2                         $650,675
Texas                               16                       $5,291,160
Virginia                             8                       $3,647,784
Washington                           5                       $1,991,674
Wisconsin                            2                         $661,861


Total                              154                      $60,567,556
                                   ===                      ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 20, 2001